EXHIBIT 10.1

WAIVER NO. 2 AND AMENDMENT NO. 4 TO CREDIT AND GUARANTEE AGREEMENT AND AMENDMENT NO. 2 TO SECURITY AGREEMENT, dated as of January 31, 2024 (this “Agreement”), among CORE ALASKA, LLC, a Delaware limited liability company (the “Borrower”), CONTANGO ORE, INC., a Delaware corporation (“Contango”), ALASKA GOLD TORRENT, LLC, an Alaska limited liability company (“AGT”) and CONTANGO MINERALS ALASKA, LLC, an Alaska limited liability company (“CMA”), together with Contango and AGT, the “Guarantors”), ING CAPITAL LLC, in its capacity as administrative agent (the “Administrative Agent) (with the consent of the Required Lenders (as defined below in the Credit Agreement referred to below)) and MACQUARIE BANK LIMITED, in its capacity as collateral agent (the “Collateral Agent”).

RECITALS:

WHEREAS, the Borrower has entered into (i) that certain Credit and Guarantee Agreement, dated as of May 17, 2023, with the Administrative Agent, the Collateral Agent, the lenders (the “Lenders”) party thereto from time to time, the Guarantors, ING Capital LLC and Macquarie Bank Limited, as Mandated Lead Arrangers and ING Capital LLC, as Bookrunner (as amended pursuant to Amendment No. 1 dated as of July 17, 2023, Amendment No. 2 dated as of August 15, 2023 and Amendment No. 3 dated as of December 31, 2023, the “Existing Credit Agreement” and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Security Agreement, dated as of May 17, 2023, by and among the Borrower, the Guarantors and the Collateral Agent (as amended by Amendment No. 1 dated as of September 13, 2023 (the “Existing Security Agreement”) and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, on July 28, 2023, Contango created a new Subsidiary, Contango Mining Canada Inc. (“CMC”), which opened (i) a Canadian-dollar denominated account # 00041527538 with Bank of Montreal (“BMO”) on August 23, 2023 and (ii) a U.S. Dollar denominated account # 00044565360 with BMO on August 23, 2023 (collectively, the “BMO Accounts”);

WHEREAS, pursuant to (i) Section 6.17(b) (Partnerships, Formation of Subsidiaries, etc.) of the Credit Agreement, CMC was required to become a Guarantor, (ii) Section 4.01(p) (Subsidiaries) of the Credit Agreement, CMC was required to be included in Schedule 4.01(q) (Subsidiaries and Capitalization) to the Credit Agreement and (iii) Section 4.01(cc) (Accounts) of the Credit Agreement, the BMO Accounts were required to be included in Schedule 4.01(cc) (Existing Accounts) to the Credit Agreement, and, in each case, such requirements were not timely satisfied;

WHEREAS, the failure to meet such requirements resulted in various technical Events of Default (the “Defaults”);

WHEREAS, pursuant to (i) Section 10.02(b) (Amendments, etc.) of the Credit Agreement, no amendment or waiver of any provision of the Credit Agreement, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing executed by each Loan Party and the Administrative Agent with the consent of the Required Lenders and (ii) Section 6.1

AMERICAS/2024013442.2 Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

(Amendments and Waivers) of the Security Agreement, no amendment or modification to any provision of the Security Agreement shall be effective unless it is in writing and signed by the Collateral Agent and each Grantor; and

WHEREAS, the Borrower hereby requests the Required Lenders to (i) waive each Default and (ii) amend each of the Existing Credit Agreement and the Existing Security Agreement, in each case, to include each BMO Account.

NOW, THEREFORE, in consideration of the premises and agreements, and provisions herein contained, the parties hereto agree as follows:

Section 1.
Certain Defined Terms. Unless otherwise defined herein, all capitalized terms used herein (including the recitals hereto) shall have the respective meanings defined in the Credit Agreement or Security Agreement, as applicable. The rules of interpretation contained in Section 1.02 (Terms Generally) of the Credit Agreement are hereby incorporated by reference herein mutatis mutandis as if fully set forth herein.
Section 2.
Waiver. With effect as of the Effective Date (as defined below), subject to the terms and conditions set forth herein, the Required Lenders hereby agree to waive each Default.
Section 3.
Amendment to Credit Agreement. With effect as of the Effective Date, subject to the terms and conditions set forth herein, the Required Lenders hereby agree to amend the Existing Credit Agreement as follows:
(a)
Section 1.01 (Defined Terms) of the Existing Credit Agreement shall be amended to add the following term in correct alphabetical order:

““CMC” means Contango Mining Canada Inc., a corporation organized under the laws of British Columbia.”

(b)
The third paragraph of Section 4.01(p) (Subsidiaries) of the Existing Credit Agreement shall be amended by modifying each reference to “AGT” to refer instead to “CMC, AGT”.
(c)
Schedule 4.01(cc) (Existing Accounts) to the Existing Credit Agreement shall be amended by adding the following at the end thereof:

Bank	Company	Account Number	Account Type
Bank of Montreal	CMC	00041527538	Checking - CAD
Bank of Montreal	CMC	00044565360	Checking - USD

AMERICAS/2024013442.2 2 Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

Section 4.
Amendment to Security Agreement. With effect as of the Effective Date, subject to the terms and conditions set forth herein, the Required Lenders hereby agree to amend the Existing Security Agreement as follows:
(a)
Section 1.01 (Defined Terms) of the Existing Credit Agreement shall be amended to add the following term in correct alphabetical order:

“(g) “CMC” means Contango Mining Canada Inc., a corporation organized under the laws of British Columbia.”

(b)
Schedule 4 (Deposit Accounts and Securities Accounts) to the Existing Security Agreement shall be amended by adding the following at the end thereof:

Bank	Company	Account Number	Account Type
Bank of Montreal	CMC	00041527538	Checking - CAD
Bank of Montreal	CMC	00044565360	Checking - USD

Section 5.
Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants on the date hereof and on the Effective Date (as defined below):
(a)
each Loan Party (i) has been duly incorporated or formed and is validly existing under the laws of its incorporation or formation, as applicable (ii) is duly qualified, registered or licensed in all jurisdictions where its ownership, lease or operation of its properties or the nature of its business makes such qualification, registration or licensing necessary or where failure to be in such standing or so qualified, registered or licensed would not reasonably be expected to have a Material Adverse Effect, (iii) has all requisite corporate capacity, power and authority to own, hold under license or lease its properties, and to carry on its business as now conducted and as proposed to be conducted in all material respects, and (iv) has all necessary organizational capacity to enter into, and carry out the transactions contemplated by, this Agreement and the other Loan Documents to which it is a party;
(b)
the execution, delivery and performance by each Loan Party of this Agreement and all necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by such Loan Party of this Agreement;
(c)
(i) each Loan Party has duly executed and delivered this Agreement and (ii) this Agreement will constitute a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors’ rights generally and (B) the fact that the courts may deny the granting or enforcement of equitable remedies;
(d)
the execution, delivery and performance by each Loan Party of this Agreement, and the consummation of the transactions contemplated herein, do not and will not conflict with, result in any breach or violation of, or constitute a default under, (i) the terms, conditions or provisions of, the charter or Constituent Documents or bylaws of, partnership

AMERICAS/2024013442.2 3 Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

agreements or declaration relating thereto, such Loan Party, (ii) any law, regulation, judgment, decree or order binding on or applicable to such Loan Party (including Regulation X of the Board of Governors of the Federal Reserve System) or any order, writ, judgment, injunction, decree, determination or award applicable to or binding on or affecting such Loan Party or any of its properties, or (iii) any material agreement binding on or affecting such Loan Party, or (iv) other than as contemplated by the Loan Documents, result in, or require the creation or imposition of any Liens on any property or assets of any Loan Party;
(e)
no Governmental Authorization and no consent, notice or other similar action of, to, or by, or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, except for the authorizations, approvals, actions, notices and filings, which have been duly obtained, taken, given or made and are in full force and effect and are final and non-appealable; and
(f)
after giving effect to this Agreement, no Default of Event or Default has occurred and is continuing.
Section 6.
Conditions Precedent to the Effective Date. This Agreement shall become effective upon the date (the “Effective Date”) on which the following conditions have been met:
(a)
the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Parties; and
(b)
each representation and warranty set forth in Section 5 (Representations and Warranties) above is true, correct and complete in all material respects.
Section 7.
Covenants.
(a)
Within thirty (30) days of the date hereof (or such later date as the Administrative Agent may designate), the Borrower shall deliver to the Administrative Agent an executed copy of a control agreement in respect of the BMO Account, duly executed and delivered by CMC, BMO and the Collateral Agent.
(b)
Each Loan Party and CMC shall not permit the aggregate amount of funds on deposit in the BMO Accounts to exceed $200,000.
(c)
Within ten (10) days of the date hereof (or such later date as the Administrative Agent may designate), CMC shall become a Guarantor pursuant to and in accordance with the requirements set forth in Section 6.17(b) (Partnerships, Formation of Subsidiaries, etc.) of the Credit Agreement.
(d)
Within ten (10) days of the date hereof (or such later date as the Administrative Agent may designate), CMC shall pursuant to Section 5.12 (Further Assurances) of the Credit Agreement become a Grantor pursuant to and in accordance with the Security Agreement by delivering to the Administrative Agent and the Collateral Agent a supplement to the Security Agreement, duly executed and delivered by CMC and the Collateral Agent (acting on

AMERICAS/2024013442.2 4 Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

the instruction of the Required Lenders), together with documents of the type referred to in Section 3.01(b) (Conditions to Closing Date) of the Credit Agreement, in each case, in form and substance satisfactory to the Administrative Agent and the Collateral Agent.
Section 8.
Loan Document; Ratification of Credit Agreement; Etc.
(a)
This Agreement shall be deemed a Loan Document under the Credit Agreement and the other Loan Documents.
(b)
Each of the Credit Agreement and the Security Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the forgoing, the parties hereto hereby acknowledge and agree that: (i) notwithstanding the effectiveness of this Agreement, each Loan Document to which such party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (ii) the Loan Documents to which such Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.
(c)
The execution, delivery, and effectiveness of this Agreement shall not (i) operate as a waiver of any right, power, or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly set forth herein, constitute a waiver of any provision of any of the Loan Documents, or (ii) prejudice any other right, power, or remedy that the Secured Parties now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement or the other Loan Documents.
(d)
Notwithstanding anything contained herein, the consent specified in this Agreement (i) is limited as specified and related solely to the matters contemplated hereby in the manner and to the extent described herein, (ii) shall not be effective for any other purpose or transaction and (iii) does not constitute a basis for any subsequent amendment, modification, waiver or consent in respect of the terms and conditions of the Loan Documents.
(e)
The Loan Parties hereby confirm that each of the Collateral Documents to which such Loan Party is a party remains in full force and effect and is hereby ratified and confirmed and reaffirm the grants of security interest in each of the Collateral Documents to which such Loan Party is a party.
(f)
The Required Lenders party hereto hereby direct and instruct the Administrative Agent to execute and deliver this Agreement and to perform its obligations hereunder.
Section 9.
Headings. The headings contained herein are for convenience of reference only and do not constitute part of this Agreement.
Section 10.
Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Loan Documents.
Section 11.
Counterparts; Entire Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of

AMERICAS/2024013442.2 5 Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (i.e., a “pdf” or “tif”), including email, shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be. This Agreement constitutes the entire agreement and understanding of the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, of the parties hereto relating to the subject matter hereof.
Section 12.
Incorporation by Reference. The provisions of Sections 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; etc.) and 10.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply as if fully set forth herein.

[Signature page follows.]

AMERICAS/2024013442.2 6 Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer(s) to execute and deliver this Agreement as of the date first written above.

CORE ALASKA, LLC,
as Borrower

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO ORE, INC.,
as Guarantor

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

ALASKA GOLD TORRENT, LLC,
as Guarantor

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO MINERALS ALASKA, LLC,
as Guarantor

By:
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

[Signature Page]

Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

ING CAPITAL LLC,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page]

Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement

MACQUARIE BANK LIMITED,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Signed in Australia by its duly appointed attorneys under Power of Attorney dated 18 January 2023, ref#3322

[Signature Page]

Contango Ore – Waiver No. 2 and Amendment No. 4

to Credit and Guarantee Agreement and

Amendment No. 2 to Security Agreement